Portfolio of Investments – as of March 31, 2024 (Unaudited)
Mirova Global Green Bond Fund

Principal Amount(‡)	Description	Value (†)
Bonds and Notes — 85.5% of Net Assets
	Canada — 0.1%
50,000	Province of Quebec, 2.600%, 7/06/2025, (CAD)	$36,050
	Chile — 1.8%
500,000	Chile Government International Bonds, 1.250%, 1/29/2040, (EUR)	371,788
500,000	Chile Government International Bonds, 3.500%, 1/25/2050	363,962
		735,750
	Denmark — 2.9%
500,000	Orsted AS, 1.500%, 11/26/2029, (EUR)	486,022
200,000	Orsted AS, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)	194,350
500,000	Vestas Wind Systems Finance BV, EMTN, 1.500%, 6/15/2029, (EUR)	491,632
		1,172,004
	Finland — 0.5%
200,000	VR-Yhtyma OYJ, 2.375%, 5/30/2029, (EUR)	204,140
	France — 7.6%
400,000	Altarea SCA, 1.750%, 1/16/2030, (EUR)	346,064
400,000	Banque Stellantis France SACA, EMTN, 3.875%, 1/19/2026, (EUR)	432,845
400,000	Cie de Saint-Gobain SA, EMTN, 2.125%, 6/10/2028, (EUR)	412,056
200,000	Covivio SA, 1.125%, 9/17/2031, (EUR)	178,881
400,000	Credit Mutuel Arkea SA, EMTN, 4.250%, 12/01/2032, (EUR)	454,394
200,000	Derichebourg SA, 2.250%, 7/15/2028, (EUR)	198,196
200,000	Forvia SE, 2.375%, 6/15/2029, (EUR)	194,911
100,000	Getlink SE, 3.500%, 10/30/2025, (EUR)	106,668
300,000	ICADE, 1.500%, 9/13/2027, (EUR)	299,397
600,000	Societe Des Grands Projets EPIC, EMTN, 1.700%, 5/25/2050, (EUR)	446,391
		3,069,803
	Germany — 8.0%
1,500,000	Bundesrepublik Deutschland Bundesanleihe, Series G, Zero Coupon, 2.296%–2.788%, 8/15/2030, (EUR)(a)	1,407,744
2,300,000	Bundesrepublik Deutschland Bundesanleihe, Series G, Zero Coupon, 1.719%–3.065%, 8/15/2050, (EUR)(a)	1,326,731
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)	507,734
		3,242,209
	Hungary — 1.0%
500,000	Hungary Government International Bonds, 1.750%, 6/05/2035, (EUR)	413,739
	Indonesia — 1.2%
500,000	Perusahaan Penerbit SBSN Indonesia III, 3.900%, 8/20/2024	496,500
	Ireland — 0.6%
300,000	ESB Finance DAC, EMTN, 1.000%, 7/19/2034, (EUR)	257,464
	Italy — 7.3%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)	379,231
600,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)	576,889
400,000	Cassa Depositi e Prestiti SpA, 3.875%, 2/13/2029, (EUR)	437,595
300,000	ERG SpA, EMTN, 0.500%, 9/11/2027, (EUR)	290,912
400,000	Hera SpA, EMTN, 2.500%, 5/25/2029, (EUR)	413,201
Principal Amount(‡)	Description	Value (†)
	Italy — continued
800,000	Italy Buoni Poliennali Del Tesoro, Series 34Y, 1.500%, 4/30/2045, (EUR)	$559,043
300,000	Terna - Rete Elettrica Nazionale, EMTN, 3.875%, 7/24/2033, (EUR)	331,313
		2,988,184
	Japan — 2.2%
500,000	Denso Corp., 1.239%, 9/16/2026	453,077
400,000	Mizuho Financial Group, Inc., EMTN, 3.490%, 9/05/2027, (EUR)	431,194
		884,271
	Korea — 1.7%
400,000	Kookmin Bank, GMTN, 4.500%, 2/01/2029	383,191
300,000	Korea International Bonds, Zero Coupon, 0.000%, 10/15/2026, (EUR)(b)	297,249
		680,440
	Lithuania — 1.2%
500,000	Ignitis Grupe AB, EMTN, 1.875%, 7/10/2028, (EUR)	492,425
	Mexico — 2.0%
800,000	Mexico Government International Bonds, 1.350%, 9/18/2027, (EUR)	801,370
	Netherlands — 7.7%
300,000	Alliander NV, EMTN, 2.625%, 9/09/2027, (EUR)	318,117
400,000	CTP NV, EMTN, 2.125%, 10/01/2025, (EUR)	417,958
400,000	de Volksbank NV, EMTN, 0.375%, 3/03/2028, (EUR)	378,478
600,000	de Volksbank NV, EMTN, (fixed rate to 10/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)	617,864
300,000	Enexis Holding NV, EMTN, 3.625%, 6/12/2034, (EUR)	335,663
500,000	Koninklijke Philips NV, EMTN, 2.125%, 11/05/2029, (EUR)	499,265
300,000	Stedin Holding NV, EMTN, 2.375%, 6/03/2030, (EUR)	306,297
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)	142,576
100,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)	94,980
		3,111,198
	Norway — 0.8%
300,000	Statkraft AS, EMTN, 2.875%, 9/13/2029, (EUR)	318,418
	Portugal — 2.0%
400,000	EDP Finance BV, EMTN, 3.875%, 3/11/2030, (EUR)	440,723
400,000	Ren Finance BV, EMTN, 0.500%, 4/16/2029, (EUR)	377,956
		818,679
	Singapore — 1.2%
500,000	Vena Energy Capital Pte. Ltd., EMTN, 3.133%, 2/26/2025	486,636
	Spain — 6.3%
400,000	Banco Bilbao Vizcaya Argentaria SA, 1.000%, 6/21/2026, (EUR)	408,737
300,000	Banco Bilbao Vizcaya Argentaria SA, GMTN, 4.375%, 10/14/2029, (EUR)	339,547
500,000	Bankinter SA, 0.625%, 10/06/2027, (EUR)	488,393
400,000	Iberdrola Finanzas SA, EMTN, 1.375%, 3/11/2032, (EUR)	377,042
900,000	Spain Government Bonds, 1.000%, 7/30/2042, (EUR)	642,585
300,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(c)	302,213
		2,558,517
	Supranationals — 5.8%
2,500,000	European Investment Bank, 2.375%, 5/24/2027	2,348,174
	Sweden — 3.2%
400,000	SKF AB, 3.125%, 9/14/2028, (EUR)	425,708

Principal Amount(‡)	Description	Value (†)
	Sweden — continued
500,000	Vattenfall AB, EMTN, 0.125%, 2/12/2029, (EUR)	$462,232
400,000	Volvo Car AB, EMTN, 2.500%, 10/07/2027, (EUR)	409,994
		1,297,934
	Switzerland — 0.4%
200,000	ABB Finance BV, EMTN, Zero Coupon, 0.282%, 1/19/2030, (EUR)(b)	180,356
	United Kingdom — 9.7%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)	599,957
500,000	DS Smith PLC, EMTN, 4.375%, 7/27/2027, (EUR)	550,289
300,000	Severn Trent Utilities Finance PLC, EMTN, 5.250%, 4/04/2036, (GBP)	381,414
500,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)	505,209
300,000	SSE PLC, EMTN, 2.875%, 8/01/2029, (EUR)	316,742
1,300,000	U.K. Gilts, 0.875%, 7/31/2033, (GBP)	1,256,209
500,000	U.K. Gilts, 1.500%, 7/31/2053, (GBP)	332,877
		3,942,697
	United States — 10.3%
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)	562,640
300,000	Digital Intrepid Holding BV, 0.625%, 7/15/2031, (EUR)	252,960
200,000	DTE Electric Co., 3.950%, 3/01/2049	162,158
400,000	Ford Motor Co., 3.250%, 2/12/2032	332,722
500,000	General Motors Co., 5.400%, 10/15/2029	501,362
200,000	Johnson Controls International PLC, 4.250%, 5/23/2035, (EUR)	226,138
Principal Amount(‡)	Description	Value (†)
	United States — continued
$400,000	Southern Power Co., 4.150%, 12/01/2025	$393,278
300,000	Stellantis NV, EMTN, 4.375%, 3/14/2030, (EUR)	339,478
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047	170,032
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029	670,157
600,000	Wabtec Transportation Netherlands BV, 1.250%, 12/03/2027, (EUR)	597,199
		4,208,124
	Total Bonds and Notes (Identified Cost $38,112,717)	34,745,082

Short-Term Investments — 6.1%
2,480,929	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/28/2024 at 3.500% to be repurchased at $2,481,894 on 4/01/2024 collateralized by $2,728,000 U.S. Treasury Note, 0.750% due 4/30/2026 valued at $2,530,603 including accrued interest(d) (Identified Cost $2,480,929)	2,480,929
	Total Investments — 91.6% (Identified Cost $40,593,646)	37,226,011
	Other assets less liabilities — 8.4%	3,433,254
	Net Assets — 100.0%	$40,659,265

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the
Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated. Fair valuation by the
Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

(b)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(c)	Perpetual bond with no specified maturity date.
(d)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. As of March 31, 2024, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At March 31, 2024, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	6/18/2024	19	$2,098,016	$2,105,141	$7,125
Eurex 10 Year Euro BUND Futures	6/06/2024	5	716,357	719,485	3,128
Eurex 30 Year Euro BUXL Futures	6/06/2024	5	725,742	732,539	6,797
Eurex 5 Year Euro BOBL Futures	6/06/2024	6	763,437	765,444	2,007
Montreal Exchange 10 Year Canadian Bond Futures	6/19/2024	10	887,306	888,413	1,107
Total					$20,164

At March 31, 2024, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME British Pound Currency Futures	6/17/2024	32	$2,538,097	$2,525,400	$12,697
CME Canadian Dollar Currency Futures	6/18/2024	4	296,380	295,760	620
CME Euro Foreign Exchange Currency Futures	6/17/2024	190	25,883,463	25,701,063	182,400
Total					$195,717
Fair Value Measurements.
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$ —	$34,745,082	$ —	$34,745,082
Short-Term Investments	—	2,480,929	—	2,480,929
Total Investments	—	37,226,011	—	37,226,011
Futures Contracts (unrealized appreciation)	215,881	—	—	215,881
Total	$215,881	$37,226,011	$ —	$37,441,892

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include futures contracts.
The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. As of March 31, 2024, the Fund used U.S. and foreign government bond futures to gain yield curve exposure.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. As of March 31, 2024, the Fund used U.S. and foreign government bond futures to manage duration.
The Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. As of March 31, 2024, the Fund used currency futures for hedging purposes.
The following is a summary of derivative instruments for the Fund, as of March 31, 2024:
Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$215,881
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.
Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.

Investment Summary at March 31, 2024 (Unaudited)
Government National	19.2%
Utility-Electric	16.7
Industrial	15.6
Bank	8.6
Financial	7.5
Special Purpose	5.8
Supra-National	5.8
Telephone	2.4
Other Investments, less than 2% each	3.9
Short-Term Investments	6.1
Total Investments	91.6
Other assets less liabilities (including futures contracts)	8.4
Net Assets	100.0%

Currency Exposure Summary at March 31, 2024 (Unaudited)
Euro	62.5%
United States Dollar	22.7
British Pound	6.3
Canadian Dollar	0.1
Total Investments	91.6
Other assets less liabilities (including futures contracts)	8.4
Net Assets	100.0%